UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    November 4, 2019

BAYCOM CORP
(Exact name of registrant as specified in its charter)

California	001-38483	37-1849111
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500 Ygnacio Valley Road, Suite 200, Walnut Creek, CA	94596
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (925) 476-1800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	BCML	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On November 1, 2019, BayCom Corp, Walnut Creek, California (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Grand Mountain Bancshares, Inc. Granby, Colorado (“GMB”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, GMB will merge with and into the Company (the “Merger”), with the Company as the surviving corporation in the Merger. Immediately after the effective time of the Merger (the “Effective Time”), the Company intends to merge Grand Mountain Bank, a wholly owned subsidiary of GMB, with and into United Business Bank, a wholly owned subsidiary of the Company (the “Bank Merger”), with United Business Bank as the surviving institution in the Bank Merger. The Merger Agreement was unanimously approved and adopted by the Board of Directors of each of the Company and GMB. The Merger is expected to be completed in the first calendar quarter of 2020, subject to customary conditions discussed below.

Subject to the terms and conditions of the Merger Agreement, at the Effective Time, each share of common stock of GMB outstanding immediately prior to the Effective Time, excluding certain specified shares including any dissenting shares, will be converted into the right to receive $3.40 in cash, representing an aggregate transaction value of approximately $13.9 million.

The Merger Agreement contains customary representations and warranties from both the Company and GMB, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of GMB’s business during the interim period between the execution of the Merger Agreement and the Effective Time, including, specific forbearances with respect to its business activities, (2) GMB’s obligation to call a meeting of its shareholders to approve the Merger Agreement, and, subject to certain exceptions, that its board of directors recommend that GMB shareholders vote to approve the Merger Agreement and (3) GMB’s non-solicitation obligations regarding alternative acquisition proposals.

The completion of the Merger is subject to customary conditions, including approval of the Merger Agreement by GMB’s shareholders and the receipt of required regulatory approvals.

The Merger Agreement provides certain termination rights for both the Company and GMB and further provides that a termination fee of $500,000 will be payable by GMB upon termination of the Merger Agreement under certain circumstances.

In connection with the execution and delivery of the Merger Agreement, certain directors and all of the executive officers of GMB have each entered into a voting agreement ("Voting Agreement") pursuant to which those persons have agreed to vote their shares of GMB common stock in favor of approval of the Merger Agreement and the transactions contemplated thereby, subject to the terms and conditions of the Voting Agreement. Under the terms of the Voting Agreements, such individual have also agreed, with certain exceptions, not to transfer any their shares of common stock of GMB. In addition, each non-independent director of GMB and certain independent directors of GMB have executed a resignation, non-competition and non-disclosure agreement with the Company (the “Director Agreements”), to be effective as of the Effective Time.

On November 4, 2019, the Company issued a joint press release with GMB announcing the execution of the Merger Agreement. The complete text of the press release is attached hereto as Exhibit 99.1. A copy of investor presentation materials concerning the proposed Merger is furnished herewith as Exhibit 99.2 and is incorporated herein by reference. All information included in the press release and the investor presentation is of the date thereof, and the Company does not assume any obligation to correct or update such information in the future.

In accordance with general instruction B.2 of Form 8-K, the information contained in Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is to be considered "furnished" pursuant to Item 7.01 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act nor shall it be deemed incorporated by reference in any Company filing or report with the Securities and Exchange Commission, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing or report.

Note Regarding Forward-Looking Statements. This communication contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words or phrases "may," "believe," "will," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," "potential," or similar expressions. Investors and security holders are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date such statements are made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial information. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Statements about the expected timing, completion and effects of the proposed merger and all other statements in this communication other than historical facts constitute forward-looking statements.

In addition to factors disclosed in the Company's SEC reports, important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: expected revenues, cost savings, synergies and other benefits from the proposed merger of the Company and GMB and the recent acquisitions of TIG Bancorp and Uniti Financial Corporation by the Company might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; the requisite shareholder and regulatory approvals and other closing conditions for the proposed merger of the Company and GMB may be delayed or may not be obtained or the merger agreement may be terminated; business disruption may occur following or in connection with the proposed merger of the Company and GMB; the Company's or GMB's businesses may experience disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; the possibility that the proposed merger is more expensive to complete than anticipated, including as a result of unexpected factors or events; the diversion of managements' attention from ongoing business operations and opportunities as a result of the proposed merger or otherwise; and future acquisitions by the Company of other depository institutions or lines of business. Additional factors which could affect the forward- looking statements can be found in the cautionary language included under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2018 and other documents subsequently filed by the Company with the SEC. Consequently, no forward-looking statement can be guaranteed. Neither the Company nor GMB undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 8.01.	Other Events

On November 1, 2019, the Company issued a joint press release with GMB announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit

99.1	Press Release dated November 4, 2019.
99.2	Investor Presentation dated November 4, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

BAYCOM CORP

Date:	November 4, 2019	By:	/s/ Keary L. Colwell
Keary L. Colwell, Senior Executive Vice President, Chief Financial Officer and Corporate Secretary